PIMCO Funds

Supplement Dated February 26, 2016 to the

Short Duration Strategy Funds Prospectus, dated July 31, 2015,

as supplemented from time to time

Disclosure Related to the PIMCO Government Money Market Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S

NON-FUNDAMENTAL INVESTMENT POLICY AND DIVIDEND

ACCRUAL TIMING

Effective March 11, 2016, the Fund may enter into reverse repurchase agreements and sell buy back transactions to satisfy redemption requests or for other temporary or emergency purposes. Accordingly, the following sentence is added to the end of the “Principal Investment Strategies” section of the Fund’s Fund Summary:

The Fund may enter into reverse repurchase agreements and sell buy back transactions to satisfy redemption requests or for other temporary or emergency purposes.

In addition, effective March 11, 2016, the following paragraph is added immediately following the sixth paragraph of the “Principal Risks” section of the Fund’s Fund Summary:

Reverse Repurchase Agreements and Other Borrowings Risk: the risk that reverse repurchase agreements or other borrowings may increase the Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance

In addition, effective March 11, 2016, the following paragraph is added immediately following the “Description of Principal Risks—Management Risk” section in the prospectus:

Reverse Repurchase Agreements and Other Borrowings Risk: A Fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowings. Reverse repurchase agreements and other borrowings may increase the Fund’s overall investment exposure and the related transaction costs may detract from Fund performance. Certain late-day reverse repurchase agreements may be settled free of payment by the Fund and a subsequent cash wire to the Fund once the collateral is received and verified by the counterparty.

In addition, effective March 11, 2016, the first sentence in the “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” section in the prospectus is deleted in its entirety and replaced with the following:

Each Fund (except the PIMCO Treasury Money Market Fund) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings.

In addition, effective March 11, 2016, the fifth paragraph in the Fund Distributions section in the prospectus deleted in its entirety and replaced with the following:

With respect to the PIMCO Treasury Money Market Fund, if a purchase order for shares is received prior to 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are redeemed.

With respect to the PIMCO Government Money Market Fund, if a purchase order for shares is received prior to 4:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 4:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are redeemed.

Investors Should Retain This Supplement for Future Reference

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